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                                                                Exhibit (a)(1.7)

                     DECLARATION OF LOST OPTION AGREEMENT(S)

        The undersigned, __________________, an individual and a option holder ("Option Holder") of Autobytel Inc., a Delaware corporation (the "Company"), hereby declares as follows:

        1. Option Holder is the owner of the options to purchase shares of common stock of the Company listed on SCHEDULE A attached hereto (the "Options").

        2. Option Holder has no knowledge or information as to the present whereabouts of the original stock option agreement(s) representing the Options (the "Original Option Agreements") and believes that the agreement(s) have been lost, misplaced, destroyed or stolen.

        3. Option Holder has conducted a search for the Original Option Agreements and has been unable to recover the same. Neither the Original Option Agreements nor any interest therein have been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner by or on behalf of Option Holder; neither Option Holder nor anyone acting on Option Holder's behalf has signed any power of attorney, any transfer document or any other assignment or authorization respecting the same which is now outstanding and in force; and no person, firm or corporation has any right, title, claim, equity or interest in, to or respecting the Original Option Agreements.

        4. This declaration is made for the purpose of authorizing the Company to cancel on its books and records the Original Option Agreements and the related Options.

        5. Option Holder hereby agrees to immediately surrender to the Company the Original Option Agreements should they at any time hereafter come into Option Holder's possession or control.

        6. Option Holder agrees to indemnify and hold harmless the Company in the event the Company shall, at any time or from time to time, suffer any damage, liability, loss or deficiency arising out of or resulting from, or shall pay or become obligated to pay any sum on account of any inaccuracy, misstatement of fact or breach of any duty contained herein or created hereunder.

        The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: _____________, ____                       -------------------------------
                                                 (Signature)


                                                 -------------------------------
                                                 (Printed Name)
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                                   SCHEDULE A

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                                                                    Exercise Price
   Grant Date of Option        Number of Options Granted              of Option
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
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